Exhibit 99.4

STOCK OPTION AGREEMENT
under the
MIPS TECHNOLOGIES, INC.
1998 LONG-TERM INCENTIVE PLAN
INTERNATIONAL

        This Stock Option Agreement (the “Option Agreement”) together with the accompanying Notice of Stock Option Grant (the “Notice”) which is incorporated herein by reference, constitutes the Award Document pursuant to which the Administrator of the MIPS Technologies, Inc. 1998 Long-Term Incentive Plan (the “Plan”) has granted to the Optionee named in the attached Notice an option (the “Option”) to purchase the total number of shares of Common Stock as set forth in the Notice at the exercise price per share set forth in the Notice, subject to the terms and conditions of the Plan, which is incorporated herein by this reference, and the Award Document. Terms defined in the Plan but not in the Award Document shall have the meanings set forth in the Plan. In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of the Award Document, the terms and conditions of the Plan (including but not limited to Section 16) shall prevail. Any dispute regarding the interpretation of the Award Document and/or the Plan shall be submitted by the Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Optionee.

        1.         Nature of the Option. The Notice shall designate the Option as a Nonqualified Stock Option ("NSO").

        2.         Exercise of Option.

                   (a)       Right to Exercise. This Option is exercisable, in whole or in part, during its term in accordance with the Vesting Schedule set out in the Notice and the applicable provisions of the Plan and this Option Agreement. In the event of certain types of leaves of absence, your vesting may be suspended for a period of time.

                   (b)      Method of Exercise. This Option shall be exercisable by written notice in the form provided by the Company and signed by the Optionee and delivered to the Company’s Stock Administration Department, or by using the electronic exercise methods approved from time to time by the Company’s Stock Administration Department. The current exercise procedures and the appropriate exercise documentation are available on the Company’s internal web site and from the Company’s Stock Administration Department. The exercise notice shall state the number of shares in respect of which the Option is being exercised (the “Exercised Shares”) and shall be accompanied by payment of the aggregate exercise price (the “Exercise Price”). The Option shall be deemed to be exercised upon receipt by the Company of such exercise notice accompanied by the Exercise Price.

                   (c)       Transfer of Shares. No shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3.         Method of Payment. Unless otherwise determined by the Committee, payment of the Exercise Price may only be made by one of the following methods, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; or (c) consideration received by the Company under a “cashless exercise” program implemented by the Company in connection with the Plan.

        The following provisions of this Section 3 apply to Optionees in the People’s Republic of China (“PRC”) not having permanent residence in a country other than the PRC (“PRC Optionees”). Due to foreign exchange regulations in the PRC, the method of payment for PRC Optionees will be limited to a cashless exercise in accordance with this Section 3(c). This means that all Option exercises by PRC Optionees will be a simultaneous purchase of shares and sale of all of those same shares on the NASDAQ. The Company’s Stock Administration Department will assist PRC Optionees in this transaction. The proceeds will be transmitted to or with the assistance of the Company’s applicable PRC subsidiary for currency exchange into Renminbi and transmittal to PRC Optionees. The amount remitted to PRC Optionees will equal the sales price, minus the Exercise Price and any taxes, brokers’ commissions and fees, to the extent applicable. In accordance with this provision, PRC Optionees will not hold shares following a payment event at the time of Exercise and as such the other provisions in this Option Agreement regarding the holding of shares by an Optionee after issuance shall not apply to PRC Optionees.

        4.         Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Common Stock subject to this Option, notwithstanding the exercise of the Option. The shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 15 of the Plan.

        5.         Post-Termination Exercise Period. Subject to Section 6 below, unless otherwise determined by the Committee, if Optionee ceases to serve as an Employee or Consultant (whichever was applicable at date of grant), he or she may, but only within three (3) months after the date he or she ceases to be such an Employee or Consultant, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in Section 8 below). To the extent that Optionee was not entitled to exercise this Option at the date of such termination, and to the extent he or she does not exercise this Option within the time specified herein, the Option shall terminate.

        6.         Death or Disability of Optionee. If Optionee ceases to serve as an Employee or Consultant as a result of death or permanent disability (as defined in Section 22(e)(3) of the Code), this Option shall immediately become fully vested and exercisable. The Option shall remain exercisable for twelve (12) months following the Optionee’s death or permanent disability (but in no event later than the expiration of the term of such Option as set forth in Section 8 below).

        7.         Non-Transferability of Option. Unless otherwise determined by the Committee, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan, the Notice and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        8.         Term of Option. Unless earlier terminated as provided herein, this Option may be exercised only during a term of seven (7) years (five (5) years if Optionee owns, immediately before this Option is granted, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company) from the Date of Grant of this Option, and may be exercised during such term only in accordance with the terms of the Plan, the Notice and this Option Agreement.

        9.         Tax Consequences. THERE ARE POTENTIAL TAX CONSEQUENCES ASSOCIATED WITH THE GRANT, VESTING AND EXERCISE OF THIS OPTION. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON RECEIVING AND BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES. The Company will assess its requirements regarding tax, social insurance and any other payroll tax (“tax-related items”) withholding and reporting in connection with the Option, including the grant, vesting or exercise of the Option or sale of Stock acquired pursuant to such exercise. These requirements may change from time to time as laws or interpretations change. Regardless of the Company actions in this regard, the Optionee hereby acknowledges and agrees that the ultimate liability for any and all tax-related items is and remains his or her responsibility and liability and that the Company makes no representations nor undertakings regarding treatment of any tax-related items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option and the subsequent sale of shares acquired pursuant to such exercise; and does not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Optionee’s liability regarding tax-related items.

        In the event that the Company and/or its Subsidiary must withhold any tax-related items as a result of the grant, vesting, or exercise of the Option or the immediate sale of shares, the Optionee agrees to make arrangements satisfactory to the Company and/or its Subsidiary to withhold all applicable tax-related items legally due from the Optionee from his or her wages or other cash compensation paid him or her by the Company or its Subsidiary or from proceeds from the sale of shares, and the exercise of the Option and delivery of shares subject thereto shall be conditioned on satisfaction of such withholding obligations.

        The following provisions of this Section 9 apply in addition to Optionees in the United Kingdom. Where, in relation to this option, Company, parent or Subsidiary is liable to account to the Inland Revenue for any sum in respect of any income tax under Pay As You Earn the Optionee hereby agrees that the Company, its parent or any Subsidiary shall be entitled to withhold, in the manner indicated in the paragraph below and in Section 9 of this Option Agreement, any tax payable within 30 days after the exercise, assignment, release or cancellation of the Option (“Chargeable Event”).

        In addition to the withholding provisions set out in Section 9 of this Option Agreement, the Optionee hereby agrees that the Company, its parent or Subsidiary may withhold or collect any tax and Secondary Class 1 National Insurance Contributions: (i) by deduction from salary or any other payment payable to the Optionee at any time on or after the date of the Chargeable Event; and (ii) directly from the Optionee by payment in cleared funds. The Optionee also authorises the Company, its parent or Subsidiary to withhold the transfer of any shares unless payment is received within the requisite period.

        Joint Election Agreement For Optionees In the United Kingdom. The exercise of the Option is conditional upon and subject to a joint election between Optionee and the Company or its parent or any Subsidiary of the Company (the “Election”), being formally approved by the Inland Revenue and remaining in force thereafter, to provide for the shifting of any Secondary Class 1 National Insurance Contribution liability in connection with the exercise of the Option from the Company and/or any Subsidiary to Optionee. The exercise of the Option is further conditional upon and subject to Optionee executing the Election. By accepting the Option, to the extent allowable by applicable law, Optionee hereby consents to and agrees to satisfy any liability the Company or its parent or any Subsidiary realizes with respect to Secondary Class 1 National Insurance Contribution payments required to be paid by the Company and/or any Subsidiary in connection with the exercise of the Option. The Optionee hereby authorizes the Company or its parent or Subsidiary to collect any such Secondary Class 1 National Insurance Contributions in the manner set out in Section 9 and the paragraph above. If additional consents and/or any elections are required to accomplish the foregoing, Optionee agrees to provide them promptly upon request. If the foregoing is not allowed under applicable law the Company, its parent or Subsidiary may rescind the Option. If Optionee does not enter an Election, or the Election is revoked at any time by the Inland Revenue, the Option shall become immediately null and void without any liability to Company or its parent or any Subsidiary and may not be exercised and shall lapse with immediate effect.

        The following provisions of this Section 9 apply to Optionees in the PRC (“PRC Resident Optionees”). Where, in relation to this option, Company, parent or Subsidiary is liable to account to the relevant PRC local tax bureau for any sum in respect of any PRC individual income tax and social insurance withholding the Optionee hereby agrees that the Company, its parent or any Subsidiary shall be entitled to withhold such amounts in accordance with applicable PRC law.

        10.         Adjustments. All references to the number of shares, the exercise price per share, and other terms in this Option Agreement may be appropriately adjusted, in the discretion of the Committee, as provided in the Plan.

        11.         No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE SET FORTH IN THE NOTICE IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY, ITS PARENT OR A SUBSIDIARY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THE PLAN AND THE AWARD DOCUMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY, ITS PARENT OR A SUBSIDIARY TO TERMINATE OPTIONEE’S RELATIONSHIP AS AN EMPLOYEE OR CONSULTANT AT ANY TIME, WITH OR WITHOUT CAUSE.

        12.         Limitation on Rights. In accepting the grant, Optionee acknowledges that: (i) the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) the grant of the Options is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options even if options have been granted repeatedly in the past; (iii) all decisions with respect to any such future grants will be at the sole discretion of Company; (iv) Optionee’s participation in the Plan is voluntary; (v) the value of the Option is an extraordinary item of compensation which is outside the scope of Optionee’s employment contract, if any; (vi) the Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) in the event Optionee’s employment is terminated involuntarily, Optionee’s right, if any, to receive Options and vest in Options under the Plan will terminate effective as of the date Optionee is terminated as an Employee regardless of any reasonable notice period mandated under local law and Optionee’s right, if any, to exercise the Options after involuntary termination of employment, will be measured by the date of Optionee’s termination as an Employee and will not be extended by any reasonable notice period mandated under local law; (viii) the Options have been granted to Optionee in Optionee’s status as an Employee of Optionee’s employer, and, in the event that Optionee’s employer is not Company, the Option grant can in no event be understood or interpreted to mean that Company is Optionee’s employer or that Optionee has an employment relationship with Company; (ix) the future value of the underlying shares is unknown and cannot be predicted with certainty; (x) if the underlying shares do not increase in value, the Options will have no value; (xi) no claim or entitlement to compensation or damages arises from termination of the Options or diminution in value of the Options or shares purchased through exercise of the Options and Optionee irrevocably releases Company and Optionee’s employer from any such claim that may arise; and (xii) the Optionee will have no entitlement to compensation or damages in consequence of the termination of his employment by the Company or any Subsidiary for any reason whatsoever and whether or not in breach of contract, insofar as such entitlement arises or may arise from the Optionee ceasing to have rights under or to be entitled to exercise the Option as a result of such termination or from the loss of diminution in value of the same and, upon grant, the Optionee will be deemed irrevocably to have waived such entitlement.

        13.         Data Privacy. Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee’s personal data as described in this document by and among, as applicable, Optionee’s employer and Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that Company and Optionee’s employer hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Optionee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Optionee’s country. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Optionee deposits any shares of stock acquired upon exercise of the Option. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan. Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or withdraw the consents herein by contacting in writing Optionee’s local human resources representative. Optionee understands that withdrawal of consent may affect Optionee’s ability to exercise or realize benefits from the Option.

        14.         Change in Control. In the event of a Change in Control, this Option shall automatically become exercisable in full when and if, within twenty-four (24) months after a Change in Control, (i) the Optionee is involuntarily terminated as an Employee by the Company or a Subsidiary without Cause or (ii) the Optionee voluntarily resigns as an Employee of the Company or a Subsidiary for Good Reason.

        15.         No Restriction on Right of Company to Effect Corporate Changes. The Award Document shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issuance of stock or of stock options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        16.         Venue. All disputes, controversies, claims, actions or causes of action arising out of the Award Document between the parties hereto shall be brought, heard and adjudicated by the state and federal courts located in the State of California, with venue in the County of Santa Clara. Each of the parties hereto hereby consents to personal jurisdiction by such courts located in the State of California in connection with any such dispute, controversy, claim, action or cause of action, and each of the parties hereto consents to service of process by any means authorized by federal law or the law of the State of California, as applicable.

        17.         Entire Agreement; Governing Law. The Plan, the Notice and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and except as provided in Section 16 of the Plan, may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

NOTICE OF STOCK OPTION GRANT
Form for Employee New Hires and Promotions

Optionee: <<first>> <<middle>> <<last>>

The Compensation and Nominating Committee of the Board of Directors of MIPS Technologies, Inc. (the “Company”), has awarded you an option (the “Option”) effective as of the Date of Grant set forth below to purchase the number of shares of the Company’s common stock (the “Common Stock”) set forth below under the MIPS Technologies, Inc. 1998 Long-Term Incentive Plan (the “Plan”), subject to the terms and conditions of the Plan and this Award Document, which is comprised of this Notice of Stock Option Grant and the attached Stock Option Agreement.

Summary of Option Terms

Option Grant Number:	<<grantno>>
Date of Grant:	<<grantdate>>
Type of Option:	<<type>>
Exercise Price per Share:	<<price>>
Number of Shares Granted:	<<shares>>
Vesting Commencement Date:	<<vestbase>>
Expiration Date:	<<expiration>>	Unless earlier terminated as provided in this Award Document or in the Plan.

Vesting Schedule: One-third (1/3) of the shares subject to this Option shall vest twelve (12) months after the Vesting Commencement Date, and one thirty-sixth (1/36) of the shares subject to this Option shall vest on each monthly anniversary of the Vesting Commencement Date thereafter, subject to the Optionee continuing to be an employee or consultant unless otherwise provided in this Award Document.

The actual vesting dates and vesting periods for this Option are reflected below:

Total Shares Vesting in Period	Vesting Frequency	Period End Date
<<shares1>>	<<vtype1>>	<<vdate1>>
<<shares2>>	<<vtype2>>	<<vdate2>>
<<shares3>>	<<vtype3>>	<<vdate3>>
<<shares4>>	<<vtype4>>	<<vdate3>>
<<shares5>>	<<vtype5>>	<<vdate3>>
<<shares6>>	<<vtype6>>	<<vdate6>>

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Document, that this Option is granted for no consideration other than your services and your agreements set forth in this Award Document. Optionee hereby agrees to comply with the terms and conditions of the Plan and this Award Document and accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and/or this Award Document.

MIPS TECHNOLOGIES, INC	OPTIONEE

By:_____________________________________________	By:_____________________________________________
Name:
Date:	Date:

Please return one fully executed original of this Award Document to the Stock Administration Department, Attention: _________________. The copy is for your files.

NOTICE OF STOCK OPTION GRANT
Form for Employee Renewals

Optionee: <<first>> <<middle>> <<last>>

The Compensation and Nominating Committee of the Board of Directors of MIPS Technologies, Inc. (the "Company"), has awarded you an option (the "Option") effective as of the Date of Grant set forth below to purchase the number of shares of the Company's common stock (the "Common Stock") set forth below under the MIPS Technologies, Inc. 1998 Long-Term Incentive Plan (the "Plan"), subject to the terms and conditions of the Plan and this Award Document, which is comprised of this Notice of Stock Option Grant and the attached Stock Option Agreement.

Summary of Option Terms

Option Grant Number:	<<grantno>>
Date of Grant:	<<grantdate>>
Type of Option:	<<type>>
Exercise Price per Share:	<<price>>
Number of Shares Granted:	<<shares>>
Vesting Commencement Date:	<<vestbase>>
Expiration Date:	<<expiration>>	Unless earlier terminated as provided in this Award Document or in the Plan.

Vesting Schedule: This option will vest over thirty-six (36) months at a rate of one thirty-sixth (1/36) per month beginning with the first monthly anniversary of the Vesting Commencement Date, subject to the Optionee continuing to be an employee unless otherwise provided in this Award Document.

The actual vesting dates and vesting periods for this Option are reflected below:

Total Shares Vesting in Period	Vesting Frequency	Period End Date
<<shares1>>	<<vtype1>>	<<vdate1>>
<<shares2>>	<<vtype2>>	<<vdate2>>

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Document, that this Option is granted for no consideration other than your services and your agreements set forth in this Award Document. Optionee hereby agrees to comply with the terms and conditions of the Plan and this Award Document and accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and/or this Award Document.

MIPS TECHNOLOGIES, INC	OPTIONEE

By:_____________________________________________	By:_____________________________________________
Name:
Date:	Date:

Please return one fully executed original of this Award Document to the Stock Administration Department, Attention: _________________. The copy is for your files.